Trade and Other Receivables, net - Schedule of Activity of Allowance for Credit Losses Related to Trade and Other Receivables (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Activity of allowance for credit losses related to trade and other receivables
Balance at beginning of year	$ (15)	$ (16)	$ (22)
(Provisions) recoveries, net	0	(2)	(6)
Amounts written off as uncollectible	3	2	10
Other	0	0	3
Balance at end of year	$ (11)	$ (15)	$ (16)